Exhibit 10.1

Execution Version

AZURE MIDSTREAM PARTNERS, LP

LIMITED DURATION WAIVER AGREEMENT AND
AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of June 30, 2016, but effective upon the date of the satisfaction of the conditions set forth in Section 12 (the “Effective Date”), by and among Azure Midstream Partners, LP, a Delaware limited partnership (the “Borrower”), the Lenders (as defined below) party hereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as issuing lender (in such capacity, an “Issuing Lender”) and as swingline lender (in such capacity, the “Swingline Lender”).

R E C I T A L S:

A.                                   The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement, dated as of February 27, 2015 (as heretofore amended, as amended by this Agreement and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.                                  The Borrower has informed the Lenders that the Borrower will not be in compliance or expects it will not be in compliance with Section 9.15 (Financial Covenants) of the Credit Agreement (such instance of noncompliance being hereinafter referred to as the “Subject Default”).

C.                                  The Borrower, the subsidiaries of the Borrower listed therein, the Lenders, the Issuing Lender, the Swingline Lender and the Administrative Agent have entered into that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Security Agreement dated as of March 29, 2016 (“Amendment No. 3 Effective Date”) pursuant to which, among other things, the Lenders waived the Subject Default for a period ending on June 30, 2016.

D.                                   The Borrower has requested that the Lenders waive the Subject Default during the period beginning on the date hereof and ending on August 12, 2016, and the Lenders are willing to do so subject to the terms and conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                Incorporation of Recitals; Defined Terms.  The Borrower acknowledges that the Recitals set forth above are true and correct in all material respects.  The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference.  All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

2.                                Amounts Owing.  The Borrower acknowledges and agrees that the principal amount of Loans and LC Obligations as of June 30, 2016, is $214,661,626.46 ($214,511,626.46 in Revolving Credit Loans, $0 in Swingline Loans and $150,000 in LC Obligations), and such amount (together with interest and fees thereon) is justly and truly owing by the Borrower without defense, recoupment, offset or counterclaim.

3.                                Limited Duration Waiver.  Subject to the terms and conditions contained in this Agreement, the Lenders waive the Subject Default but only for the period (the “Waiver Period”) beginning on the date hereof and ending on August 12, 2016 (the “Scheduled Waiver Expiration Date”).  The foregoing waiver shall become null and void on the Scheduled Waiver Expiration Date and from and after the Scheduled Waiver Expiration Date the Subject Default shall constitute an Event of Default and the Administrative Agent and the Lenders shall have all rights and remedies available to them under the Loan Documents as a result of the occurrence of the Subject Default as though this waiver had never been granted.

4.                                Amendments to Credit Agreement.  Subject to the terms and conditions contained in this Agreement, the parties hereto agree as follows:

(a)                                              Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“”Amendment No. 4 Effective Date” means June 30, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member

Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)                                              The defined term “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Defaulting Lender” means, subject to Section 5.15(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within two (2) Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.15(b)) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swingline Lender and each Lender.”

(c)                                  The defined term “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Interest Period” means (a) as to each LIBOR Rate Loan converted to or continued as a LIBOR Rate Loan on or after the Amendment No. 4 Effective Date, the period commencing on the date such LIBOR Rate Loan is converted to or continued as a LIBOR Rate Loan and ending on the date one (1) month thereafter as selected by the Borrower in its Notice of Conversion/Continuation and subject to availability or (b) in the case of any LIBOR Rate Loan outstanding as of the Amendment No. 4 Effective Date, one (1), three (3), or six (6) months or, if agreed by all of the relevant Lenders twelve (12) months thereafter, in each case, as selected by the Borrower prior to the Amendment No. 4 Effective Date in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that:

(i)                                     the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

(ii)                                  if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

(iii)                               any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

(iv)                              no Interest Period shall extend beyond the Maturity Date;

(v)                                 there shall be no more than ten (10) Interest Periods in effect at any time; and

(vi)                              with respect to any Interest Period commencing on or after the Amendment No. 4 Effective Date, the Interest Period shall be one (1) month.”

(d)                                              The defined term “Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof, and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders shall be $214,661,626.46 from and after the Amendment No. 4 Effective Date. The Revolving Credit Commitment of each Revolving Credit Lender as of the Amendment No. 4 Effective Date is set forth opposite the name of such Lender on Schedule 1.1(a).”

(e)                                               Section 5.1(c) (Interest Payment and Computation) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)                            Interest Payment and Computation.  Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar month commencing June 30, 2016; and interest on each LIBOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto; provided that, with respect to each LIBOR Rate Loan outstanding as of the Amendment No. 4 Effective Date, if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period.  All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year).”

(f)                                                Section 5.15(a)(iv) (Reallocation of Participations to Reduce Fronting Exposure) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iv)                        Reallocation of Participations to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 6.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment.  Subject to Section 12.24, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(g)                                               Section 9.3(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(k)                           Equity Investments made prior to the Amendment No. 4 Effective Date, provided that:

(i) no Default or Event of Default has occurred and is continuing at the time of such Equity Investment;

(ii) such Equity Investments may not exceed, when aggregated with prepayments, redemptions, purchases, defeasances and satisfactions made pursuant to Section 9.19 and Restricted Payments made pursuant to Section 9.6(i), $40,000,000 in the aggregate; and

(iii) in the case of one or more Equity Investments in excess of $15,000,000 in the aggregate, after giving effect to such Equity Investment, the Borrower shall have Liquidity of not less than the Liquidity Threshold For Equity Investments;”

(h)                                              Section 9.3(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(l)                               [Reserved]”

(i)                                                  Section 9.3(m) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(m)                       loans to Affiliates made prior to the Amendment No. 4 Effective Date resulting in an Affiliate Obligation; provided that without the consent of the

Required Lenders, outstanding Affiliate Obligations may not exceed $5,000,000 in the aggregate at any time;”

(j)                                                 Section 9.3(n) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(n)                           Investments in Unrestricted Subsidiaries and joint ventures made prior to the Amendment No. 4 Effective Date in an aggregate amount, together with Indebtedness outstanding pursuant to Section 9.1(i), not to exceed $10,000,000 at any one time;”

(k)                                              Section 12.9(b)(i)(B) (Minimum Amounts) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if Trade Date is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, unless the Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed); provided, further, that concurrent assignments to a group of Eligible Assignees and concurrent assignments from a group of Eligible Assignees to a single Eligible Assignee (or to an Eligible Assignee and any Affiliate or Approved Fund thereof that are also Eligible Assignees) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;”

(l)                                                  Section 12.9(b)(iii) (Required Consents) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iii)  Required Consents.  No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition, the consent of each of the Administrative Agent, the Issuing Lender and the Swingline Lender (in each case such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender.”

(m)                  Article XII (Miscellaneous) of the Credit Agreement is hereby amended by adding the following new Section 12.24 thereto to read as follows:

“SECTION 12.24                         Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan

Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(n)                                              Schedule 1.1(a) (Revolving Credit Commitments and Revolving Credit Commitment Percentages) to the Credit Agreement is hereby amended to be identical to Schedule 1.1(a) attached hereto.

(o)                                              Exhibit B (Form of Notice of Borrowing) to the Credit Agreement is hereby amended to be identical to Exhibit B attached hereto.

(p)                                              Exhibit C (Form of Notice of Conversion/Continuation) to the Credit Agreement is hereby amended to be identical to Exhibit C attached hereto.

5.                     Additional Agreements.  The Borrower further agrees that:

(a)                                              On or before July 15, 2016, it shall prepare and deliver to the Administrative Agent and the Lenders a reasonably detailed plan, acceptable to the Administrative Agent, regarding each of (i) the restructuring of the terms and conditions of the Loan Documents and the Secured Obligations including, but not limited to, the collateral under the Security Documents and terms relating to interest rates, fees and repayment of the Loans and the Secured Obligations, the capitalization of the Borrower, capital raising, allocation of expenses and sale of the Borrower’s assets, (ii) a liquidation of the Borrower, including the orderly sale of its assets and (iii) continued retention of a management team with sufficient experience and industry knowledge, which may include the engagement of a chief restructuring officer.

(b)                                              Notwithstanding anything in the Credit Agreement or the other Loan Documents, (i) any commitment to make additional Loans or issue, extend, renew or increase Letters of Credit under the Credit Agreement and any other Loan Document is terminated as of the Effective Date, and, as of the Effective Date, neither the Administrative Agent, the Lenders or the Swingline Lender shall have any further obligation, if any, to make any Revolving Credit Loans or issue, extend, renew or increase any Letters of Credit under the Credit Agreement or any other Loan Document, (ii) any repayments of the principal amounts of the Revolving Credit Loans or any payments on or reductions of the LC Obligations shall permanently reduce the Revolving Credit Commitment by an amount equal to such payment or reduction, (iii) such payment shall be applied first to the principal amount of outstanding Revolving Credit Loans and second, with respect to any Letters of Credit then outstanding, to Cash Collateralize any L/C Obligations, (iv) the Borrower shall not be entitled to borrow or repay and reborrow any Revolving Credit Loans, (v) the Borrower shall not be entitled to elect or request the establishment of, and no Lender, Affiliate of any Lender and/or any Approved Fund or any other Person shall be obligated to provide, any Incremental Revolving Credit Commitment pursuant to Section 5.13 of the Credit Agreement and (vi) the Swingline Commitment under the Credit Agreement and any other Loan Document was terminated as of the Amendment No. 3 Effective Date, and, from and after the Amendment No. 3 Effective Date, neither the Administrative Agent or the Swingline Lender had or shall have any further obligation, if any, to make any Swingline Loans under the Credit Agreement or any other Loan Document.

(c)                                               Notwithstanding the existence of the Waiver Period or anything contained herein or in the Credit Agreement or the Loan Documents to the contrary, the Loans and other Secured Obligations outstanding shall bear interest at the applicable rate per annum set forth in Section 5.1(b) of the Credit Agreement.

(d)                                              In consideration of the agreements of the Lenders set forth in this Agreement, the Borrower shall pay to the Administrative Agent, for the account of each Lender which executes and delivers to the Administrative Agent a counterpart hereof (including by way of facsimile (or other electronic) transmission) by 5:00 p.m. (New York time) on June 30, 2016, a waiver fee in an amount equal to 0.15% of such Lender’s Revolving Credit Commitment.  Each such waiver fee as to such Lender (i) is payable in U.S. dollars in immediately available funds, free and clear of, and without deduction for, any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with appropriate gross-up for withholding taxes), (ii) is not refundable under any circumstances, (iii) will not be subject to counterclaim, defense, setoff or otherwise affected, and (iv) is deemed fully earned by such Lender once its signature page is delivered as provided herein and the Effective Date has occurred.

6.                     Waiver Termination.  As used in this Agreement, “Waiver Termination” shall mean the occurrence of the Scheduled Waiver Expiration Date, or, if earlier, the occurrence of any one or more of the following events: (a) any Default or Event of Default under the Credit Agreement, in each case other than the Subject Default; (b) any failure by the Borrower for any reason to comply with any term, condition, or provision contained in this Agreement; or (c) any representation made by the Borrower in this Agreement or pursuant to it proves to be incorrect or misleading in any material respect when made.  The occurrence of any Waiver Termination shall be deemed an Event of Default under the Credit Agreement.  Upon the occurrence of a Waiver Termination, the Waiver Period is automatically terminated and the Lenders are then permitted and entitled, with respect to the Subject Default and any other Event of Default then in existence, under Section 10.2 of the Credit Agreement, among other things, to accelerate the Borrower’s indebtedness, obligations and liabilities under the Loan Documents, and to exercise any other rights and remedies that may be available under the Loan Documents or applicable law.

7.                     Limited Waiver and Reservation of Rights.  The Borrower acknowledges and agrees that immediately upon expiration or termination of the Waiver Period, the Administrative Agent and the Lenders have all of their rights and remedies with respect to the Subject Default to the same extent, and with the same force and effect, as if the waiver contained herein had not been granted.  The Borrower will not assert and hereby forever waives any right to assert that the Administrative Agent or the Lenders are obligated in any way to continue to waive the Subject Default beyond the Waiver Period or to forbear from enforcing their rights or remedies with respect to the Subject Default after the Waiver Period or that the Administrative Agent and the Lenders are not entitled to act on the Subject Default after the occurrence of a Waiver Termination as if such default had just occurred and the Waiver Period had never existed.  The Borrower acknowledges that the Lenders have made no representations as to what actions, if any, the Lenders will take after the Waiver Period or upon the occurrence of any Waiver Termination, Default or Event of Default, and the Lenders and the Administrative Agent must and do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Subject Default and each other Default or Event of Default that may occur.

8.                     Acknowledgement of Liens.  The Borrower (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

9.                     Representations and Warranties.  The Borrower hereby represents and warrants that:

(a)                                 after giving effect hereto, the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects as if made on and as of such date) on and as of the date hereof, except that any representation and warranty that by its terms is made only as of an earlier date shall be true and correct as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date;

(b)                                 no Default or Event of Default has occurred and is continuing after giving effect hereto;

(c)                                  the execution, delivery and performance of this Agreement are within the corporate or other power and authority of the Credit Parties party hereto and have been duly authorized by appropriate corporate or other action and proceedings;

(d)                                 this Agreement constitutes the legal, valid, and binding obligation of the Credit Parties party hereto, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity; and

(e)                                  there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

10.                    Loan Documents Remain Effective.  Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Borrower thereunder, the rights and benefits of the Administrative Agent and Lenders thereunder, and the Liens created thereby remain in full force and effect.  Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Loan Documents.  This Agreement and the Loan Documents are intended by the Lenders as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions of that agreement.

11.                    Fees and Expenses.  The Borrower shall pay promptly on demand all fees and expenses (including attorneys’ and financial advisors’ fees) incurred by the Administrative Agent and its counsel in connection with this Agreement and the other instruments and documents being executed and delivered in connection herewith.

12.                    Conditions Precedent.  This Agreement is effective as of the satisfaction of the following conditions precedent:

(a)                                 the Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Agreement, and each Grantor shall have executed and delivered its reaffirmation, acknowledgment, and consent in the space provided for that purpose below;

(b)                                 the payment of (i) all current legal and financial advisor fees and expenses referred to in Section 11 above and for which invoices have been made available to the Borrower and (ii) the waiver fee as set forth in Section 5(d) above;

(c)                                  the Borrower shall have delivered or cause to be delivered a control agreement in form and substance reasonably acceptable to the Administrative Agent with respect to any deposit account, securities account or commodity account of Borrower and its Subsidiaries maintained as of the date hereof with any Person; provided that no such control agreement shall be required with respect to Deposit Accounts solely for payroll funding or zero balance accounts; provided that no Deposit Accounts used for payroll funding shall at any time contain funds in excess of the total amount required to make a payroll payment for a single payroll period(1); and

(d)                                 the Borrower shall have delivered or cause to be delivered such evidence, in form and substance reasonably acceptable to the Administrative Agent, pursuant to which the Borrower’s primary financial advisor acknowledges that no fees or other amounts shall be payable to such advisor by reason of this Agreement under that certain engagement letter dated June 2, 2016, by and between such advisor and the Borrower.

13.                                Miscellaneous.

(a)                                 The Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Lender party hereto does hereby adopt, ratify and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(b)                                 All references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby.  This Agreement shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

(c)                                  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Agreement by facsimile transmission or e-mail shall be effective as delivery of a manually executed counterpart hereof.

(d)                                 THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

(e)                                  This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as

(1)  NTD: We are determining the extent to which the company’s existing accounts are already subject to control agreements.

expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(f)                                   For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases and forever discharges the Administrative Agent and each Lender, their respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, known or unknown, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document, any draw under the AES Letter of Credit or any of the transactions contemplated hereby or thereby; provided, that it is understood and agreed by the parties hereto that no Credit Party is releasing, waiving or discharging any defenses to expense reimbursement or indemnification it may have which are expressly provided in Section 12.3 of the Credit Agreement (collectively, the “Released Matters”). Each Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 13(f) are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters.

[SIGNATURE PAGES TO FOLLOW]

This Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement is entered into as of the date and year first above written.

BORROWER:	AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC, its general partner

	By:	/s/ Amanda Bush
	Name:	Amanda Bush
	Title:	CFO

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Lender, Swingline Lender, and Lender

By:	/s/ Mike Westcott
Name:	Mike Westcott
Title:	AVP

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sophie Lee
Name:	Sophie Lee
Title:	Vice President

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Michiel V.M. Van Der Voort
Name:	Michiel V.M. Van Der Voort
Title:	Managing Director

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

COMERICA BANK, as a Lender

By:	/s/Chad Stephenson
Name:	Chad Stephenson
Title:	Vice President

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

ING CAPITAL LLC, as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President - Amegy Bank Division

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

REGIONS BANK, as a Lender

By:	/s/ Lynn Johnston
Name:	Lynn Johnston
Title:	Sr. Vice President

[Signature Page to Limited Duration Waiver and
Amendment No. 4 to Credit Agreement — Azure Midstream Partners, LP]

SCHEDULE 1.1(a)

REVOLVING CREDIT COMMITMENTS

AND REVOLVING CREDIT COMMITMENT PERCENTAGES

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$31,769,920.70	14.80%
Bank of America, N.A.	$31,769,920.72	14.80%
Société Générale	$31,769,920.72	14.80%
Compass Bank	$21,251,501.02	9.90%
Comerica Bank	$21,251,501.02	9.90%
ING Capital LLC	$21,251,501.02	9.90%
JPMorgan Chase Bank, N.A.	$21,251,501.02	9.90%
ZB, N.A. dba Amegy Bank	$17,172,930.12	8.00%
Regions Bank	$17,172,930.12	8.00%
Total	$214,661,626.46	100%

EXHIBIT B

FORM OF NOTICE OF BORROWING

[Date]

Wells Fargo Bank, National Association, as Administrative Agent

MAC D1109-019

1525 West W.T. Harris Blvd. Charlotte, NC 28262

Attention: Syndication Agency Services

Telephone No.: (704) 590-2703

Facsimile No.: (704) 590-3481

With a copy to:

Wells Fargo Bank, National Association

1000 Louisiana Street

Houston, Texas 77002

Ladies and Gentlemen:

Pursuant to Section 2.3(a) of the Credit Agreement dated as of February 27, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the defined terms of which are used in this Notice of Borrowing unless otherwise defined in this Notice of Borrowing) among (a) Azure Midstream Partners, LP, a Delaware limited partnership (the “Borrower”), (b) the lenders party thereto from time to time and (c) Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as Issuing Lender and as Swingline Lender, the undersigned hereby gives you irrevocable notice that the Borrower hereby requests a Revolving Borrowing (the “Proposed Borrowing”), and in connection with that request sets forth below the information relating to the Proposed Borrowing as required by the Credit Agreement:

(a)                         The Business Day of the Proposed Borrowing is                     ,            .(1)

(b)                         Such Proposed Borrowing will be a Revolving Credit Loan.

(c)                          The aggregate amount of the Proposed Borrowing is $                         .(2)

(d)                         [Such Proposed Borrowing will be a [LIBOR Rate Loan][Base Rate Loan].](3)

(e)                          [The Interest Period for the Proposed Borrowing is 1 month.](4)

(f)                           [The Availability, now in effect (without giving effect to the Proposed Borrowing) is                   .](6)

The undersigned, under and pursuant to the Credit Agreement, hereby further certifies that the following statements will be true on the date of the Proposed Borrowing:

(1)                                 the representations and warranties made by any Credit Party contained in the Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such

1

representation and warranty shall be true and correct in all respects, on and as of the date of the Proposed Borrowing with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier  date,  which  representation  and  warranty  shall  remain  true  and  correct  in  all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date).

(2)                                 no Default or Event of Default has occurred and is continuing or would result from the Proposed Borrowing.

Very truly yours,

AZURE MIDSTREAM PARTNERS, LP

By:
Name:
Title:

(1) Pursuant to Section 2.3(a) of the Credit Agreement, each Notice of Borrowing shall be delivered to the Administrative Agent not later than 12:00 p.m. (Eastern time)  (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow.

(2) Pursuant to Section 2.3(a) of the Credit Agreement, the aggregate amount of the Proposed Borrowing shall be (x) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof and (z)

(3) Only applicable for Revolving Credit Loans.

(4) Only applicable for LIBOR Rate Loans.

(6) Only applicable during the Availability Period.

2

EXHIBIT C

FORM OF NOTICE OF CONVERSION/CONTINUATION

[Date]

Wells Fargo Bank, National Association, as Administrative Agent

MAC D1109-019

1525 West W.T. Harris Blvd. Charlotte, NC 28262

Attention: Syndication Agency Services

Telephone No.: (704) 590-2703

Facsimile No.: (704) 590-3481

With a copy to:

Wells Fargo Bank, National Association

1000 Louisiana Street

Houston, Texas 77002

Ladies and Gentlemen:

Pursuant to Section 5.2 of the Credit Agreement dated as of February 27, 2015 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the defined terms of which are used in this Notice of Continuation/Conversion as defined  therein  unless  otherwise  defined  in  this  Notice  of  Continuation/Conversion)  by and  among (a) Marlin Midstream Partners, LP, a Delaware limited partnership (the “Borrower”), (b) the lenders party thereto and (c) Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as Issuing Lender and as Swingline Lender, the undersigned hereby gives you irrevocable  notice  that  the  Borrower  hereby  requests  a  [Conversion][Continuation]  of  outstanding [LIBOR Rate Loans][Base Rate Loans](1), and in connection with that request sets forth below the information relating to such [Conversion][Continuation] (the “Proposed [Conversion][Continuation]”) as required by Section 5.2 of the Credit Agreement:

(a)           The effective date of the Proposed [Conversion][Continuation] is                    ,           .(2)

(b)           The last day of the Interest period is                ,            .]3

(c)           The principal amount to be [continued][converted] is $                       .

(d)           The Interest Period is 1 month.]4

1

Very truly yours,

AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC, its general partner

By:
Name:
Title:

(1) Pursuant to Section 5.2 of the Credit Agreement, the Borrower shall have the option to (a) convert at any time following the third Business Day after the Closing Date, all or any portion of any outstanding Base Rate Loans  in a principal amount equal to $1,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof into Base Rate Loans or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans.

(2)  Pursuant to Section 5.2 of the Credit Agreement, each Notice of Conversion/Continuation shall be in writing delivered by the Borrower to the Administrative Agent not later than 12:00 p.m. (Eastern time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective.

(3) Applicable only for conversion or continuation of LIBOR Rate Loans.

(4) Applicable only for conversion or continuation of LIBOR Rate Loans.

2

Reaffirmation, Acknowledgement, and Consent

The undersigned, Marlin Midstream, LLC, a Texas limited liability company, and Azure Holdings GP, LLC, a Delaware limited liability company (together, the “Pledgors”) have executed and delivered a Pledge Agreement dated as of February 27, 2015 to the Lenders, and the Pledgors, Marlin Logistics, LLC, a Texas limited liability company, Turkey Creek Pipeline, LLC, a Texas limited liability company, Marlin G&P I, LLC, a Texas limited liability company, Murvaul Gas Gathering, LLC, a Texas limited liability company, Talco Midstream Assets, Ltd., a Texas limited partnership, Azure TGG, LLC, a Delaware limited liability company, and Azure ETG LLC, a Delaware limited liability company (collectively, the “Guarantors”), have executed and delivered a Guaranty Agreement dated as of February 27, 2015 (as may be amended, modified or supplemented from time to time, the “Guaranty”) to the Lenders.  As an additional inducement to and in consideration of the Lenders’ acceptance of the Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement dated as of June 30, 2016 (the “Limited Duration Waiver”), the Pledgors and the Guarantors hereby agree with the Lenders as follows:

1.                     Each of the Guarantors consents to the execution of the Limited Duration Waiver by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain the Guarantors’ consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in said Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (as defined in the Guaranty), and its execution and delivery of this consent does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

2.                     Each of the Guarantors and the Pledgors (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented or otherwise modified from time to time, (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations, (c) represents and warrants that, with respect to itself, each of the representations in Section 9 of the Limited Duration Waiver is true and correct in all respects and (d) acknowledges and agrees to the provisions in Section 13(f) of the Limited Duration Waiver.

3.                     All terms used herein shall have the same meaning as in the Limited Duration Waiver and the Credit Agreement, unless otherwise expressly defined herein.

[SIGNATURE PAGES TO FOLLOW]

This Reaffirmation, Acknowledgement, and Consent is dated as of the date and year first above written.

MARLIN MIDSTREAM, LLC
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

MARLIN LOGISTICS, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

MARLIN G&P I, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

MURVAUL GAS GATHERING LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

[Signature Page to Reaffirmation, Acknowledgement and Consent — Azure Midstream Partners, LP]

TURKEY CREEK PIPELINE, LLC,
a Texas limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

TALCO MIDSTREAM ASSETS LTD.,
a Texas limited partnership

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

AZURE HOLDINGS GP, LLC,
a Delaware limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

AZURE TGG, LLC,
a Delaware limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

AZURE ETG, LLC,
a Delaware limited liability company

By:	/s/ Amanda Bush
Name:	Amanda Bush
Title:	CFO

[Signature Page to Reaffirmation, Acknowledgement and Consent — Azure Midstream Partners, LP]